Exhibit 99.2

                            Certification Pursuant to
                            18 U.S. C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly on Form 10-Q of IDS Life Insurance Company for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Philip Wentzel, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    /s/ Philip Wentzel
    --------------------------
Name:   Philip Wentzel
Title:  Chief Financial Officer
Date:   August 14, 2002